UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2018

SOUTH JERSEY INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

New Jersey	1-6364	22-1901645
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 South Jersey Plaza, Folsom, NJ		08037
(Address of principal executive offices)		(Zip Code)

(609) 561-9000
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

The disclosure under Item 8.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure under Item 8.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01	Other Events.

Completion of Common Stock and Equity Units Offerings

On April 23, 2018, South Jersey Industries, Inc. (the “Company”) offered and sold 12,669,491 shares of the Company’s common stock, par value $1.25 per share (the “Common Stock”), at a public offering price of $29.50 per share.  The shares of Common Stock were issued and sold pursuant to the Underwriting Agreement dated April 18, 2018 among the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Guggenheim Securities, LLC and Wells Fargo Securities, LLC, as the representatives (the “Representatives”) of the several underwriters named in Schedule 1 thereto (the “Common Stock Underwriting Agreement”).  Of the offered shares, 5,889,030 shares were issued at closing, including 1,652,542 shares of Common Stock that were issued and sold pursuant to the underwriters’ option to purchase additional shares under the Common Stock Underwriting Agreement, which was exercised in full on April 19, 2018.  The offering also included 6,779,661 shares of Common Stock (the “Forward Shares”) to be sold by Bank of America, N.A., as forward seller, to the underwriters in connection with the Forward Sale Agreement dated April 18, 2018 between the Company and Bank of America, N.A., as forward purchaser.  The Company received no proceeds from the sale of the Forward Shares.

In addition, on April 23, 2018, the Company issued and sold 5,750,000 Equity Units (the “Equity Units”), initially consisting of Corporate Units (the “Corporate Units”), for an aggregate stated amount of $287.5 million, as more fully described below.  The Corporate Units were issued and sold pursuant to the Underwriting Agreement dated April 18, 2018 among the Company and the Representatives of the several underwriters named in Schedule 1 thereto (the “Equity Units Underwriting Agreement” and together with the Common Stock Underwriting Agreement, the “Underwriting Agreements”).  Such issuance and sale included 750,000 Corporate Units that were issued and sold pursuant to the underwriters’ option to purchase additional Corporate Units under the Equity Units Underwriting Agreement, which was exercised in full on April 19, 2018.

The shares of Common Stock and the Corporate Units were issued and sold pursuant to the Company’s Registration Statement on Form S-3 (Registration No. 333-211259) (as amended, the “Registration Statement”), which became effective upon filing with the Securities and Exchange Commission, and the related Prospectus dated April 17, 2018 and Prospectus Supplements, each dated April 18, 2018.  Copies of the Underwriting Agreements and opinions related to the Common Stock and the Corporate Units are attached hereto as exhibits and are expressly incorporated by reference herein and into the Registration Statement.  The foregoing descriptions of the terms of the Underwriting Agreements are qualified in their entirety by reference to the actual terms of the applicable exhibits attached hereto.

Terms of Equity Units and Remarketable Junior Subordinated Notes

Each Corporate Unit has a stated amount of $50 and is comprised of (i) a purchase contract obligating the holder to purchase from the Company for a price in cash of $50, on the purchase contract settlement date, or April 15, 2021, subject to earlier termination or settlement, a certain number of shares of Common Stock; and (ii) a 1/20, or 5%, undivided beneficial ownership interest in $1,000 principal amount of the Company’s 2018 Series A 3.70% Remarketable Junior Subordinated Notes due 2031 (the “Notes”).  In addition to interest payable under the Notes, holders of the Corporate Units will be entitled to receive quarterly contract adjustment payments at a rate of 3.55% per year on the stated amount of $50 per Corporate Unit, subject to the Company’s right to defer such contract adjustment payments.

The Corporate Units are being issued pursuant to the Purchase Contract and Pledge Agreement dated as of April 23, 2018 (the “Purchase Contract and Pledge Agreement”) between the Company and U.S. Bank National Association, as purchase contract agent, collateral agent, custodial agent and securities intermediary.

The Notes are being issued pursuant to the Junior Subordinated Indenture dated as of April 23, 2018 between the Company and U.S. Bank National Association, as trustee, as supplemented by the First Supplemental Indenture dated as of April 23, 2018 (as supplemented, the “Indenture”).  The Notes bear interest at the applicable rate per annum listed in the description of the Notes in the first paragraph of this section above, payable quarterly in arrears on  January 15, April 15, July 15 and October 15 of each year, commencing July 15, 2018, subject to the Company’s right to defer such interest payments.  The Notes are the unsecured and subordinated obligations of the Company and will rank junior in payment to all of our existing and future priority indebtedness, as defined in the Indenture.  The Indenture provides for customary events of default (subject in certain cases to customary grace and cure periods), which include among other things nonpayment, breach of covenants in the Indenture and certain events of bankruptcy and insolvency.  These events of default are subject to a number of important qualifications, limitations and exceptions that are described in the Indenture.

Under the terms of the Purchase Contract and Pledge Agreement, the Notes are being pledged as collateral to secure the holders’ obligation to purchase the shares of Common Stock under the related purchase contracts that form a part of the Corporate Units.  A holder of Corporate Units, at its option, may elect to create “Treasury Units” by substituting pledged U.S. Treasury securities for any pledged ownership interests in the Notes.  The Notes will be remarketed, subject to certain terms and conditions, prior to the purchase contract settlement date pursuant to the terms of the Purchase Contract and Pledge Agreement and a remarketing agreement to be executed in the future.  Following any successful remarketing of the Notes, as contemplated by the Indenture and the Purchase Contract and Pledge Agreement, the interest rate on the Notes may be reset, interest will be payable semi-annually in arrears on April 15 and October 15 of each year, and the Company will no longer have the right to defer interest on the Notes.

Copies of the Purchase Contract and Pledge Agreement, the Indenture, the form of remarketing agreement, the form of Corporate Units, the form of Treasury Units and the form of Note are attached hereto as exhibits and are expressly incorporated by reference herein and into the Registration Statement.  The foregoing descriptions are qualified in their entirety by reference to the actual terms of the exhibits attached hereto.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Number	Exhibit
1.1	Common Stock Underwriting Agreement dated April 18, 2018 among South Jersey Industries, Inc. and the Representatives of the several underwriters named in Schedule 1 thereto.
1.2	Equity Units Underwriting Agreement dated April 18, 2018 among South Jersey Industries, Inc. and the Representatives of the several underwriters named in Schedule 1 thereto.
4.1	Junior Subordinated Indenture dated as of April 23, 2018 between South Jersey Industries, Inc. and U.S. Bank National Association, as trustee.
4.2	First Supplemental Indenture dated as of April 23, 2018 between South Jersey Industries, Inc. and U.S. Bank National Association, as trustee.
4.3	Form of 2018 Series A 3.70% Remarketable Junior Subordinated Notes due 2031 (included in Exhibit 4.2).
4.4
Purchase Contract and Pledge Agreement dated as of April 23, 2018 between South Jersey Industries, Inc. and U.S. Bank National Association, as purchase contract agent, collateral agent, custodial agent and securities intermediary.

4.5	Form of Remarketing Agreement (included in Exhibit 4.4).
4.6	Form of Corporate Units (included in Exhibit 4.4).
4.7	Form of Treasury Units (included in Exhibit 4.4).
4.8	Forward Sale Agreement dated April 18, 2018 between the Company and Bank of America, N.A., as forward purchaser.
4.9	Form of stock certificate for common stock (incorporated by reference to Exhibit 4.1 of the Company’s Registration Statement on Form S-3 (File No. 333-211259) filed on May 10, 2016).
5.1	Opinion of Melissa Orsen, Vice President and General Counsel.
5.2	Opinion of Gibson, Dunn & Crutcher LLP.
23.1	Consent of Melissa Orsen, Vice President and General Counsel (contained in Exhibit 5.1).
23.2	Consent of Gibson, Dunn & Crutcher LLP (contained in Exhibit 5.2).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 23, 2018	SOUTH JERSEY INDUSTRIES, INC.

	By:	/s/ Stephen H. Clark
		Name:	Stephen H. Clark
		Title:	Executive Vice President and Chief Financial Officer